              SECOND AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                 LIABILITY COMPANY AGREEMENT OF ROXBURY CAPITAL
                   MANAGEMENT, LLC DATED AS OF MARCH 10, 2001








                                  EXHIBIT 10.49

              SECOND AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                 LIABILITY COMPANY AGREEMENT OF ROXBURY CAPITAL
                                 MANAGEMENT, LLC

         WHEREAS, an Amended and Restated Limited Liability Company Agreement (the "Agreement") was made as of July 31, 1998, by and among Roxbury Capital Management ("Roxbury"), WT Investments, Inc. ("WTI"), the Principals (as defined in the Agreement) and Wilmington Trust Corporation ("Wilmington") to govern the operation of Roxbury Capital Management, LLC (the "LLC");

         WHEREAS, a First Amendment to the Agreement was made as of July 31, 1998, among Roxbury, WTI, the Principals and Wilmington;

         WHEREAS, the Members of the LLC now desire to amend the Agreement pursuant to Section 14.1 of the Agreement;

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members of the LLC, intending to be legally bound, hereby agree to amend the Agreement as follows:

         1. Each capitalized term used, but not defined, in this First Amendment shall have the meaning assigned to it in the Agreement.

         2. Notwithstanding the provisions of Sections 7.2(a) and (d) of the LLC Agreement, Roxbury may exercise a Special Roxbury Put in accordance with Section
7.2 with respect to either or both of: (i) the Derivative Share of Harry Wilson (592,800 Common Membership Points) ("Wilson Derivative Share"), and (ii) the Derivative Share of Kevin Riley (592,800 Common Membership Points) ("Riley Derivative Share"), at any time on or before September 17, 2001 ("Extension Date"), at the same Put Price and upon all other applicable terms and conditions as if either or both of such Special Roxbury Puts, as applicable, were exercised on March 15, 2001; provided, however, that if Roxbury shall exercise such Special Roxbury Put with respect to either or both of the Wilson Derivative Share and the Riley Derivative Share on or before the Extension Date, then any distributions made by the LLC that are attributable to the applicable Derivative Share(s) during the period commencing April 1, 2001 and ending on the date of exercise of such Special Roxbury Put shall be deducted from the Put Price paid to Roxbury by Wilmington. The closing of the sale effected by any such Special Roxbury Put, and payment of the Put Price by Wilmington, shall occur on or before the date that is fifteen (15) days after the date of exercise of any such Special Roxbury Put. Notwithstanding the foregoing, Roxbury's right to exercise the Special Roxbury Put on or before the Extension Date with respect to the Riley Derivative Share is conditioned upon a determination that Kevin Riley is disabled for purposes of the Agreement effective on or before March 15, 2001.

         3. Schedule I of the Agreement is hereby amended and replaced with the
Schedule I attached hereto.
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the March 10, 2001.

                                   ROXBURY CAPITAL MANAGEMENT


                                   By:  /s/ Anthony H. Browne
                                        ----------------------------------------
                                        Anthony H. Browne, Senior Managing
                                        Director


                                   WT INVESTMENTS, INC.


                                   By:  /s/ David R. Gibson
                                        ----------------------------------------
                                        David R. Gibson, Senior Vice President


                                   /s/ Anthony H. Browne
                                   ---------------------------------------------
                                   Anthony H. Browne

                                   /s/  Harry B. Wilson
                                   ---------------------------------------------
                                   Harry B. Wilson

                                   /s/  Kevin P. Riley
                                   ---------------------------------------------
                                   Kevin P. Riley

                                   /s/  George Tharakan
                                   ---------------------------------------------
                                   George Tharakan

                                   /s/  Brian Massey
                                   ---------------------------------------------
                                   Brian Massey

                                   /s/  Brian Beh
                                   ---------------------------------------------
                                   Brian Beh

                                   /s/  Donald Bessler
                                   ---------------------------------------------
                                   Donald Bessler


                                       2
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                                   /s/  Chintaka Deraniyagla
                                   ---------------------------------------------
                                   Chintaka Deraniyagla

                                   /s/  Shannon Flint
                                   ---------------------------------------------
                                   Shannon Flint

                                   /s/  David Garza
                                   ---------------------------------------------
                                   David Garza

                                   /s/  Kathryn Hayden
                                   ---------------------------------------------
                                   Kathryn Hayden

                                   /s/  David Kahn
                                   ---------------------------------------------
                                   David Kahn

                                   /s/  Phyllis Nelson
                                   ---------------------------------------------
                                   Phyllis Nelson

                                   /s/  Edward Shipe
                                   ---------------------------------------------
                                   Edward Shipe

                                   WILMINGTON TRUST CORPORATION, a Delaware corporation


                                   By:     /s/ Michael A. DiGregorio
                                           -------------------------------------
                                   Name:   Michael A. DiGregorio
                                           -------------------------------------
                                   Title:  Vice President
                                           -------------------------------------




                                        3
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   Additional Signature Page to Second Amendment to Limited Liability Company
                  Agreement of Roxbury Capital Management, LLC


                                     THE BROWNE FAMILY 1999 IRREVOCABLE TRUST


                                     By:  /s/ Christopher Howard Browne, Trustee
                                          --------------------------------------
                                              Christopher Howard Browne, Trustee


                                       4